Exhibit 99.1

Purple Special Committee Takes Action to Protect Rights of All Shareholders in Face of Coliseum Capital Management’s Effort to Gain Control of the Company

Issues Cumulative Voting Preferred Stock to Provide Purple Shareholders with the Ability to Obtain Proportional Representation on Company’s Board of Directors

LEHI, Utah, Feb. 14, 2023 -- Purple Innovation, Inc. (NASDAQ: PRPL) ("Purple" or the “Company”), a comfort innovation company known for creating the "World's First No Pressure® Mattress," today announced that the Special Committee of its Board of Directors (the “Board”) has declared a dividend of one new Proportional Representation Preferred Linked Stock (“PRPLS”) for each 100 shares of Purple common stock (“Common Stock”) owned by Purple’s shareholders. Each PRPLS will vote together with the Common Stock in the election of directors, and related matters, and carry 10,000 votes each.

Holders of PRPLS will be entitled to allocate their votes among the nominees in director elections on a cumulative basis. PRPLS holders can allocate all, none, or a portion of their votes to each director nominee up for election at the Company’s meetings of shareholders. As an example, shareholders who collectively own 30% of Purple’s Common Stock will be able to use the voting rights associated with their PRPLS to effectively elect approximately 30% of the members of the Board.

“The purpose of the PRPLS is to protect all shareholders and treat them equally,” said Paul J. Zepf, Purple Innovation’s Chairman of the Board. “Purple shareholders will have the opportunity for proportional representation on the Purple Board of Directors. By cumulating their PRPLS votes for certain director nominees, public shareholders can support the election of directors they believe will act independently to represent the interests of all shareholders in the boardroom, roughly in proportion to their collective ownership in the Company.”

The Board noted that a single stockholder, Coliseum Capital Management, LLC (“Coliseum”), owns approximately 45% of the Common Stock. On February 13, Coliseum provided notice to the Company that it intends to nominate a slate of five director candidates for election to the Board, which currently has seven members. Prior to the issuance of the PRPLS, Coliseum might have been able to single-handedly nominate and elect all of the directors on the Board, including the five nominees Coliseum has selected.

With the issuance of PRPLS, all shareholders, including those not affiliated with Coliseum, will be able to cumulate their PRPLS votes on director candidates they feel will best represent the interests of all shareholders. This will help ensure that all shareholders receive ongoing independent representation on the Board. The PRPLS enable shareholders who are not affiliated with Coliseum to choose and elect as many as 55% of the directors on the Purple Board.

The Company is issuing one-one hundredth PRPLS for each share of Common Stock held as of the close of business on February 24, 2023. The PRPLS will trade with the Common Stock and any new issuance of Common Stock will automatically include a proportionate number of PRPLS. The PRPLS are redeemable at any time by an affirmative vote of two-thirds of the members of the Board.

PRPLS will not have any dividend rights and will be entitled to only a limited payment upon any liquidation, dissolution or winding up in priority to any payments on the Common Stock but will not otherwise participate in any liquidating distributions.

A copy of the Certificate of Designation of the PRPLS and a summary of their terms will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

Purple shareholders are not required to take any action at this time.

Spotlight Advisors LLC is serving as strategic advisor and Sidley Austin LLP and Morris, Nichols, Arsht & Tunnell LLP are acting as legal advisors to the Special Committee of the Board of Purple.

About Purple

Purple is a digitally-native vertical brand with a mission to help people feel and live better through innovative comfort solutions. We design and manufacture a variety of innovative, premium, branded comfort products, including mattresses, pillows, cushions, frames, sheets and more. Our products are the result of over 30 years of innovation and investment in proprietary and patented comfort technologies and the development of our own manufacturing processes. Our proprietary gel technology, Hyper-Elastic Polymer®, underpins many of our comfort products and provides a range of benefits that differentiate our offerings from other competitors' products. We market and sell our products through our direct-to-consumer online channels, traditional retail partners, third-party online retailers and our owned retail showrooms. For more information on Purple, visit purple.com.

Additional Information

The Company intends to file a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” section of the Company’s Investor Relations website at https://investors.purple.com/sec-filings/default.aspx or by contacting the Company’s Investor Relations department at ir@purple.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the 2023 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Proxy Statement on Schedule 14A for its 2022 annual meeting of shareholders, filed with the SEC on April 1, 2022, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022 (as amended on March 16, 2022), and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above.

Forward Looking Statements

Certain statements made in this release that are not historical facts are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that could influence the realization of forward-looking statements include the risk factors outlined in the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on March 1, 2022, as amended by our Annual Report on Form 10-K/A Amendment No. 1 filed with the SEC on March 16, 2022 and in our other filings with the SEC. Many of these risks and uncertainties have been, and will be, exacerbated by the COVID–19 pandemic and any worsening of the global business and economic environment as a result. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Investor Contact:

Brendon Frey, ICR

brendon.frey@icrinc.com

203-682-8200

Media Contact:

Longacre Square Partners

Dan Zacchei / Joe Germani

purple@longacresquare.com

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